                                                     FILE NO. 79020

                                           ------------------------------------
                                                          FILED
                                            IN THE OFFICE OF THE CORPORATION
                                           COMMISSIONER OF THE STATE OF OREGON

                                                       SEP 12 1966

                                                     FRANK J. HEALY
                                                CORPORATION COMMISSIONER
                                           -------------------------------------


                          ARTICLES OF INCORPORATION

                                     OF

                          THE OREGON TRAIL COMPANY


          I, the undersigned natural person of the age of twenty-one years or more, acting as incorporator under the Oregon Business Corporation Act, adopt the following Articles of Incorporation:

          ARTICLE I. The name of this corporation is THE OREGON TRAIL COMPANY, and its duration is perpetual.

          ARTICLE II. The initial registered office of this corporation in the State of Oregon shall be located at 707 Corbett Building, Portland, Oregon. The initial registered at said address shall be Robert N. Gygi.

          ARTICLE III.  The purposes and the powers of the corporation are:

          1. To plan, promote, develop, operate and maintain amusement, recreation and tourist facilities of all kinds, to prepare, dispense and vend foods and refreshments, including alcoholic beverages, and to own, hold and sell all types of merchandise, souvenirs, gifts and other goods.

          2. To acquire, develop, plat, dedicate to public use, use, occupy, manage, improve, subdivide, equip, furnish, rent, sell or otherwise dispose of and deal in real property of every kind and all interests and estates herein, including easements and licenses, and to erect structures of every kind.

          3. To design, develop, manufacture, acquire, purchase, hold, store, sell and dispose of merchandise, inventory and products and other tangible and intangible products of every kind.

          4. To perform consulting, design, architectural, management, development, engineering and other services for individuals, corporations, associations, partnerships, governmental agencies, industries and other persons.

          5. To engage in the exploration for, development, improvement, conservation and exploitation of natural resources of every kind and in every place.

          6. To lend and invest money and credit and finance any part of its operations or transfers of its property, or that of its agents, affiliates, suppliers or customers, for this corporation's purposes, and take any kind of property, or interests therein, as security therefor and for property so transferred.

Page 1 - ARTICLES OF INCORPORATION

          7. To buy, sell, trade or otherwise deal with and participate, finance or invest in and dispose of securities of every kind created and issued by itself or others, and interests therein, and every kind of business or venture and interests therein, alone or with others by every kind of participation, using any part of its capital and additional funds it may obtain; and to promote, control, manage, finance and assume or guarantee the obligations of any person, firm, corporation, association, syndicate or other venture or entity by ownership of securities or otherwise.

          8. To carry on all or any of its operations and business and exercise any of its powers, in any of the states, districts, territories or dependent areas of the United States, and in any and all foreign countries, and to have one or more offices therein.

          9. To sell, convey, lease, transfer, exchange, discount, encumber and otherwise dispose of all or any part of this corporation's property, income, good will, licenses, permits and other assets, tangible or intangible, and to take therefor property or interests therein of all kinds; to compromise, settle, waive, release or discharge claims, indebtedness and liabilities of all kinds; to grant franchises, concessions and covenants; and to make gifts of its property and assets for educational, charitable, religious, civic and welfare purposes.

         10. To apply for, develop, purchase, lease or otherwise acquire, and register, own, hold, use, sell, assign and otherwise dispose of, and generally deal in any and all kinds of copyrights, trade-marks, privileges, licenses, trade secrets and processes, formulae, inventions and improvements of every kind, patents, patent rights and letters patent and grants, both foreign and domestic, and to use, operate and manufacture under the same, and to sell, assign and grant licenses in respect thereto.

          11. To purchase or otherwise acquire, hold, own, pledge, transfer or otherwise dispose of shares and other securities of this corporation as long as it shall not purchase, either directly or indirectly, its own shares when such use would impair its capital contrary to the laws of the State of Oregon.

          12. To engage in any lawful activity and to do anything in the operation of this corporation or for the accomplishment of any of its purposes or for the exercise of any power herein set forth which shall appear necessary or beneficial to this corporation in connection therewith; and to do any and all of the things herein set forth either alone or jointly with others, and either as principal for its own account, or as agent, trustee, contractor, broker, factor or otherwise, or with or through subsidiaries and affiliates of this corporation, through common officers and directors or otherwise on any basis, with or without compensation, deemed in the best interests of this corporation, and to enter long-term contracts with respect thereto, including designation and election of officers and directors, and to the same extent as a natural person might or could do in the State of Oregon or elsewhere.

          13. This corporation shall have in addition to those powers herein enumerated, all of the powers now or hereafter conferred by the laws of the State of Oregon and of any other state or country in which it may be operating. The enumeration of specific purposes or powers shall not be held to limit or restrict in any manner the powers of this corporation.

Page 2 - ARTICLES OF INCORPORATION.

     ARTICLE IV. The amount of total authorized capital of this corporation is $100,000, consisting of 100,000 shares of the par value of $1 per share.

     1. No shareholder of preferred or common stock as such shall have the preferential or pre-emptive right to subscribe for or purchase any stock of any class, any rights, warrants or options with respect thereto, or any obligation convertible into or exchangeable for any such stock or other security, whether out of unissued stock or other securities or out of stock or other securities acquired by the corporation after the issue thereof, regardless of the consideration therefor.

     2. Each shareholder shall have one vote for each share held of record on all matters submitted for shareholder approval, and no shareholder shall be entitled to cumulate his votes for election of directors.

     ARTICLE V. The members of the governing board shall be known as directors, and the number thereof shall be fixed by the by-laws of this corporation, but shall be not less than two. The number so fixed may be increased or decreased within the limits above specified from time to time by amendment to the by-laws. The initial board of directors shall consist of two directors, and their names and post office addresses are:

               Jerold Bryan Parks     3519  Highway 101
                                      Lincoln City, Oregon

               Lula B. Parks          3519 Highway 101
                                      Lincoln City, Oregon

     In futherance and addition to, and not in limitation of the powers conferred on directors by statute, the board of directors is expressly authorized:

     1. To manage the business and offices of this corporation; to appoint and remove all officers, agents, fiduciaries, employees, contractors, counsel, auditors and others and fix their powers, duties and compensation; and to appoint a manager with general powers, in the ordinary course of business of this corporation to obligate this corporation, to buy, sell or otherwise dispose of or encumber its property and to prosecute, compromise and discharge its claims, to accomplish purposes of this corporation.

     2. To exercise all powers conferred on this corporation, and not expressly reserved to shareholders, by statute and these Articles of Incorporation and amendments thereto, and all powers necessary or proper to carry out the purposes of this corporation.

     3. The board of directors shall provide generally or specifically for the indemnification, exoneration, reimbursement or defense of any present or former director, officer, employee, affiliate, agent or contractor of this corporation for expenses, claims, liabilities, indebtedness, penalties, damage or injury incurred by or caused by them in such capacity except for their own negligence, knowing unauthorized acts, or defalcations not ratified, confirmed or adopted or the benefit thereof received by this corporation.

Page 3 - ARTICLES OF INCORPORATION

     4. The board of directors shall prepare and send to each shareholder within sixty days after the close of each fiscal year a statement of financial condition at such date and an income statement for such period and shall send comparable statements to each shareholder quarterly promptly after close of each such interim period.

     ARTICLE VI. No contract or other transaction between this corporation and any other corporation or concern shall be invalid or voidable merely by reason of the fact that the one or more shareholders, directors or officers of this corporation are interested in or are directors or officers of such corporation or concern, and any shareholder, director or officer of this corporation may be a party to, interested in or profit from any contract or transaction with this corporation, provided that the relationship, interest or profit is disclosed to the board of directors of this corporation and the contract or transaction is fully approved by action of a majority of the directors present when such action is taken or consenting thereto (without counting the vote of any director so interested or related, if cast; provided, that such director may be counted for purposes of determining existence of a quorum). No such shareholder, director or officer shall be disqualified from acting as such, nor be liable for any loss incurred under or by reason of such contract or transaction, merely by reason of such relationship or interest. Where such director's vote is necessary to the entering of such contract or transaction, the contract or transaction shall be voidable if it is unfair to this corporation or its shareholders.

     ARTICLE VII. No securities of this corporation or certificates representing such securities shall be transferred in violation of any law or of any restriction on such transfer set forth in the Articles of Incorporation or amendments thereto, the by-laws or any buy-and-sell, right of first refusal or other agreement restricting such transfer which has been filed with the corporation, and, if certificates have been issued, reference to which restrictions is made on the certificates representing such securities. The corporation shall not be bound by any restriction not so filed and noted. The corporation may rely

Page 4 - ARTICLES OF INCORPORATION
in good faith upon the opinion of its counsel as to such legal or contractual violation, unless the issue has been finally determined by a court of competent jurisdiction. The corporation and any party to any such agreement shall have the right to have a restrictive legend imprinted upon any such certificates and any certificates issued in replacement or exchange therefor or with respect thereto.

     ARTICLE VIII. The corporation shall recognize as valid any agreement among two or more of its shareholders which has the effect of binding one or more of the parties thereto, and their successors in interest who acquire such interest with notice of the agreement, to vote for or acquiesce in the election of one or more directors, or any other matter properly submitted to a vote of a voting trust, proxy or pooling arrangement, or to an agreement restricting transfer of such shares or granting options, rights of first refusal or buy-and-sell with respect to such shares, provided that a copy of such agreement and all amendments and modifications thereof shall be kept on file with the corporation. No such agreement shall be effective to the extent that it violates any positive law of the State of Oregon or the United States of America, nor shall it bind or require any director or officer to act other than in conformity with his duties under the laws of the State of Oregon.

     ARTICLE IX.  The name and post office address of the incorporator is:


               Robert N. Gygi           3930 S.W. Pendleton Street
                                        Portland, Oregon


     These Articles of Incorporation have been adopted and executed this 2nd day of September, 1966.


                                        /s/ Robert N. Gygi
                                        -----------------------------------
                                            Robert N. Gygi


Page 5 - ARTICLES OF INCORPORATION

STATE OF OREGON       )
                      ) ss.
County of Multnomah   )


     ROBERT N. GYGI, having been first duly sworn, deposes and says:

     That he is the incorporator named in the foregoing Articles of Incorporation and has executed the same, and that the statements therein contained are true as he verily believes.


                                        /s/ Robert N. Gygi
                                        -----------------------------------
                                            Robert N. Gygi


     Subscribed and sworn to before me this 2nd day of September, 1966.


                                        /s/ Bruce L. Eugel
                                        -----------------------------------
                                            Notary Public for Oregon
                                            My Commission Expires: 10/27/68


Page 6 - ARTICLES OF INCORPORATION

                                                     File No. 79020

                                           ------------------------------------
                                                          FILED
                                            IN THE OFFICE OF THE CORPORATION
                                           COMMISSIONER OF THE STATE OF OREGON

                                                       SEP 11 1967

                                                     FRANK J. HEALY
                                                CORPORATION COMMISSIONER
                                           -------------------------------------

                            ARTICLES OF AMENDMENT

                           THE OREGON TRAIL COMPANY


          We, the undersigned, do hereby certify that the Articles of Incorporation of The Oregon Trail Company, an Oregon corporation, have been amended as follows:

I.   Article IV is amended to provide as follows:

                  ARTICLE IV. The amount of total authorized capital of this corporation is $1,000,000, consisting of 1,000,000 shares of the par value of $1 per share.

                   1. No shareholder of preferred or common stock as such shall have the preferential or pre-emptive right to subscribe for or purchase any stock of any class, any rights, warrants or options with respect thereto, or any obligation convertible into or exchangeable for any such stock or other security, whether out of unissued stock or other securities or out of stock or other securities acquired by the corporation after the issue thereof, regardless of the consideration therefor.

                   2. Each shareholder shall have one vote for each share held of record on all matters submitted for shareholder approval, and no shareholder shall be entitled to cumulate his votes for election of directors.

II. The amendments were adopted by the shareholders at a special meeting held on September 7, 1967.

III. 100 shares of common stock were issued and outstanding and entitled to vote on the amendments.

IV. 100 shares were voted in favor of the amendments and none were voted against same.

V. The stated capital of the corporation at the time of the amendment was $500 and will not be changed upon recapitalization.


                                       THE OREGON TRAIL COMPANY

                                       By  /s/  [ILLEGIBLE]
                                           -----------------------------
                                           Vice President

                                       By  /s/ Robert N. Gygi
                                           ------------------------------
                                           Secretary

STATE OF OREGON      ) ss
County of Multnomah  )

          I, ROBERT N. GYGI, being first duly sworn, say that I am the secretary of The Oregon Trail Company, that I have read the foregoing Articles


Page 1 - ARTICLES OF AMENDMENT
of Amendment to the Articles of Incorporation and the statements contained therein are true.



                                           /s/ Robert N. Gygi
                                           -------------------------------
                                           Robert N. Gygi


          Subscribed and sworn to before me this 8th day of September, 1967.


                                           /s/ Kathleen S. James
                                           --------------------------------
                                           Notary Public for Oregon
                                           My commission expires:  9/15/70
                                                                   --------


Page 2 - ARTICLES OF AMENDMENT

                                                                        [STAMP]


                             ARTICLES OF AMENDMENT

                           THE OREGON TRAIL COMPANY


     We, the undersigned, do hereby certify that the Articles of Incorporation of The Oregon Trail Company, an Oregon corporation, have been amended as follows:

I.   Article IV is amended to provide as follows:

                 ARTICLE IV. The amount of total authorized capital of this corporation is $1,000,000, consisting of 4,000,000 shares of the par value of $0.25 per share.

                 1. No shareholder of preferred or common stock as such shall have the preferential or pre-emptive right to subscribe for or purchase any stock of any class, any rights, warrants or options with respect thereto, or any obligation convertible into ro exchangeable for any such stock or other security, whether out of unissued stock or other securities or out of stock or other securities acquired by the corporation after the issue thereof, regardless of the consideration therefor.

                 2. Each shareholder shall have one vote for each share held of record on all matters submitted for shareholder approval, and no shareholder shall be entitled to cumulate his votes for election of directors.

II. The amendments were adopted by the shareholders at a special meeting held on September 29, 1967.

III. 210,009 shares of common stock were issued and outstanding and entitled to vote on the amendments.

IV. 210,009 shares were voted in favor of the amendments and none were voted against same.

V. The amendment adopted by the shareholders provides for the surrender of each issued share of $1 par value in exchange for issue of two new
     25 CENTS par value shares.

VI. The stated capital of the corporation at the time of the amendment was $210,009. The stated capital is reduced by virtue of a reduction in the par value of the outstanding shares to $105,004.50, and the amount of $105,004.50 is transferred to capital surplus.


                                       THE OREGON TRAIL COMPANY


                                       By  /s/ Jerold Bryan Parks
                                          ---------------------------------
                                           President


                                       By  /s/ Robert N. Gygi
                                          ---------------------------------
                                           Secretary


STATE OF OREGON     )
                      ss.
County of Multnomah )


     I, ROBERT N. GYGI, being first duly sworn, say that I am the secretary of The Oregon Trail Company, that I have read the foregoing Articles


Page 1 - ARTICLES OF AMENDMENT
of Amendment to the Articles of Incorporation and the statements contained therein are true.


                                       /s/ Robert N. Gygi
                                       ------------------------------------
                                           Robert N. Gygi


     Subscribed and sworn to before me this 29th day of September, 1967.


                                       /s/ Kathleen S. James
                                       ------------------------------------
                                           Notary Public for Oregon
                                           My commission expires: 9/15/70


Page 2 - ARTICLES OF AMENDMENT

                                                                        [STAMP]


                             ARTICLES OF AMENDMENT

                           THE OREGON TRAIL COMPANY


     We, the undersigned, do hereby certify that the Articles of Incorporation of The Oregon Trail Company, an Oregon corporation, have been amended as follows:

I.   Article I is amended to provide as follows:

                 ARTICLE I. The name of this corporation shall be Pixieland Corporation, and its duration shall be perpetual.

II. The amendments were adopted by the shareholders at the annual meeting held on April 21, 1968.

III. 925,082 shares of common stock were issued and outstanding and entitled to vote on the amendments.

IV. 715,793 shares were voted in favor of the amendments and 1,575 were voted against same.

V.   The amendment makes no change in the stated capital.


                                       THE OREGON TRAIL COMPANY


                                       By  /s/ Jerold Bryan Parks
                                          ---------------------------------
                                                      President


                                       By  /s/ Robert N. Gygi
                                          ---------------------------------
                                                      Secretary


STATE OF OREGON     )
                      ss.
County of Multnomah )


     I, ROBERT N. GYGI, being first duly sworn, say that I am the secretary of The Oregon Trail Company, that I have read the foregoing Articles of Amendment to the Articles of Incorporation and the statements contained therein are true.


                                       /s/ Robert N. Gygi
                                       ------------------------------------
                                           Robert N. Gygi


     SUBSCRIBED and sworn to before me this 1st day of May, 1968.


                                       /s/ Marylou Y. Miller
                                       ------------------------------------
                                           Notary Public for Oregon
                                           My Commission Expires: 3-19-72


Page 1 - Articles of Amendment

Submit the Original         STATE OF OREGON      THIS SPACE FOR OFFICE USE ONLY
And One True Copy        CORPORATION DIVISION
No Fee Required           158 12th Street NE
                            Salem, OR 97310

Registry Number:
                         ARTICLES OF AMENDMENT
079020-18            By Directors of Shareholders
---------------
  (If known)

                PLEASE TYPE OR PRINT LEGIBLY IN BLANK INK

1. Name of the corporation prior to amendment:

   AMERICAN BUSINESS ASSOCIATES, INC.
   ---------------------------------------------

2. State the article number(s) and set forth the article(s) as it is amended to read. (Attach additional sheets, if necessary.)

   ARTICLE NO. 2. The Corporation will have authority to issue
                  50,000,000 shares NPV

3. The amendment was adopted on October 24, 1988. (If more than one amendment
                                ----------    --
   was adopted, identify the date of adoption of each amendment.)

4. Shareholder action was required to adopt the amendment(s). The shareholder vote was as follows:


   Class or Series   Number of Shares     Number of Votes    Number of Votes   Number of Votes
      of Shares        Outstanding      Entitled to be Cast     Cast For         Cast Against
   ---------------   ----------------   -------------------  ---------------   ---------------
    Common             1,545,488           1,545,488           823,872             0


5. / / Shareholder action was not required to adopt the amendment(s). The amendment was adopted by the board of directors without shareholder action.

6. Other provisions, if applicable (Attach additional sheets, if necessary).

Execution:  /s/ James L. Barnard    James L. Barnard   President
            --------------------    ----------------   ---------
                  Signature           Printed Name       Title

Person to contact about this filing:  James L. Barnard      (503) 225-0374
                                     ------------------  --------------------
                                            Name         Daytime Phone Number

Submit the original and a true copy to the Corporation Division, 158 12th Street NE, Salem, Oregon 97310. There is no fee required. If you have questions, please call (503) 378-4166.


-3 (3/88)

Submit the Original            STATE OF OREGON
And One True Copy            CORPORATION DIVISION
$10.00 Required               158 12th Street NE
                                Salem, OR 97310

Registry Number:
                             ARTICLES OF AMENDMENT
079020-18                 By Directors or Shareholders
---------------
  (If known)

                   PLEASE TYPE OR PRINT LEGIBLY IN BLACK INK

1. Name of the corporation prior to amendment:

   American Business Associates, Inc.
   -------------------------------------------

2. State the article number(s) and set forth the article(s) as it is amended to read. (Attach additional sheets, if necessary.)

   Article #2. The Corporation will have authority to issue 10,000,000 shares of Preferred stock no par value.

3. The amendment was adopted on October 24, 1988. (If more than one amendment
                                ----------    --
   was adopted, identify the date of adoption of each amendment.)

4. Check the one appropriate statement:

   / / Shareholder action was not required to adopt the amendment(s). The amendment was adopted by the board of directors without shareholder action.

   /x / Shareholder action was required to adopt the amendment(s). The shareholder vote as follows:


   Class or Series   Number of Shares    Number of Votes    Number of Votes   Number of Votes
      of Shares        Outstanding     Entitled to be Cast      Cast For       Cast Against
   ---------------   ----------------  -------------------  ---------------   --------------
     Common            1,545,488          1,545,488            823,782            -0-


5. Other provisions, if applicable (Attach additional sheets, if necessary).

Execution: /s/ James L. Barnard     James L. Barnard     President
           --------------------     ----------------     ---------
                 Signature            Printed Name         Title

Person to contact about this filing:   James L. Barnard        503/620-1252
                                      ------------------  ---------------------
                                            Name           Daytime Phone Number

Submit the original and a true copy to the Corporation Division, 158 12th Street NE, Salem, Oregon 97310. There is no fee required. If you have questions, please call (503) 378-4166.

                   [Stamp]

Submit the original         Corporation Division--Business Registry    This Space For Office Use Only
and one true copy                  Public Service Building
$10.00                         255 Capitol Street NE, Suite 151
                                     Salem, OR 97310-1327
Registry Number:            (503) 986-2200 Facsimile (503) 378-4381
079020-18
---------------

                                     ARTICLES OF AMENDMENT
                           By Incorporators, Directors or Shareholders

                   PLEASE TYPE OR PRINT LEGIBLY IN BLACK INK

1. Name of the corporation prior to amendment:

   American Business Associates, INC.
   -------------------------------------------

2. State the article number(s) and set forth the article(s) as it is amended to read or attach a separate sheet.

   Article 1 The name of corporation is Pixieland Corporation.

3. The amendment(s) was adopted on Sept. 5, 1995. (If more than one amendment
                                   --------   --
   was adopted, identify the date of adoption of each amendment.)

4. Check the appropriate statement:

   / / Shareholder action was required to adopt the amendment(s). The vote was as follows:


   Class or Series   Number of Shares    Number of Votes    Number of Votes   Number of Votes
      of Shares        Outstanding     Entitled to be Cast      Cast For       Cast Against
   ---------------   ----------------  -------------------  ---------------   --------------


   /xx/ Shareholder action was not required to adopt the amendment(s). The amendment(s) was adopted by the board of directors without shareholder action.

   / / The corporation has not issued any shares of stock. Shareholder action was not required to adopt the amendment(s). The amendment(s) was adopted by the incorporators or by the board of directors.

Execution:  /s/ James Barnard        James Barnard      Sept. 8, 1995
            -----------------       ---------------    ---------------
               Signature              Printed Name          Title

Person to contact about this filing:  James Barnard        503-641-8337
                                      -------------    --------------------
                                         Name          Daytime phone number

MAKE CHECKS PAYABLE TO THE CORPORATION        OR VISA OR MASTERCARD NUMBER AND
EXPIRATION DATE:                           SUBMIT THE COMPLETED FORM AND FEE TO
                --------------------------
THE ABOVE ADDRESS OR FAX TO (503) 378-4381.

112 (11/93)

---------------------------
           FILED

    IN THE OFFICE OF THE
 SECRETARY OF STATE OF THE

      STATE OF NEVADA

       OCT 10 1996

        C21213-96
--------------------------

                          ARTICLES OF INCORPORATION

                                     OF

                                CYBERWIN, INC.


          THE UNDERSIGNED natural person, who is at least eighteen years of age, for the purpose of forming a private corporation under and subject to the provisions of NRS Section 78.010, et seq., hereby adopts the following articles of incorporation.

                                  ARTICLE 1

          NAME AND BUSINESS ACTIVITES. The name of the corporation shall be CYBERWIN, INC. (hereafter referred to as the "Corporation"). The purpose of the Corporation shall be to engage in any lawful activity and any activities necessary, convenient, or desirable to accomplish such purposes, not forbidden by law or by these articles of incorporation.

                                  ARTICLE 2

          RESIDENT AGENT. The initial resident agent of the Corporation shall be Robert L. Bolick, Esq., of the law firm of Robert L. Bolick, Ltd., a professional corporation, whose address is 6060 West Elton Avenue, Suite A, Las Vegas, Nevada 89107. The board of directors may establish, from time to time, other places of business within and without the State of Nevada for the conduct of its business.

                                  ARTICLE 3

          SHARES OF STOCK. The total number of authorized shares of the Corporation is 60,000,000 non-assessable shares, 50,000,000 shares of which shall be common voting stock with a par value of $0.001 per share, and 10,000,000 shares of which shall be preferred non-voting stock with a par value of $0.001 per share. The consideration for the issuance of shares may be paid in whole or in part, in money, labor, services, property, or other thing of value. When payment of the consideration for the shares has been received by the Corporation, such shares shall be deemed to be fully paid. The judgment of the board of directors as to the value of the consideration for the shares shall be conclusive.

                                  ARTICLE 4

          DIRECTORS. The business and affairs of the Corporation shall be conducted by a board of directors. The number of directors shall be set forth in the bylaws of the Corporation and may be changed from time to time. Directors need not be shareholders of the Corporation nor residents of Nevada, but must be at least 18 years old.

          There shall be three (3) directors. The following persons shall constitute the initial board of directors until their successors are elected:

          NAME                         ADDRESS
          ----                         -------
          Donald Wright                19762 MacArthur Boulevard, Suite 200
                                       Irvine, California  92715

          Norman Wright                19762 MacArthur Boulevard, Suite 200
                                       Irvine, California 92715

          James Brewer                 19762  MacArthur Boulevard, Suite 200
                                       Irvine, California 92715


          The directors may, at any time prior to the first meeting of the board of directors, elect or appoint additional directors, not exceeding the number set forth in the bylaws, to serve until their successors are elected and qualified. Thereafter, vacancies on the board of directors, however arising, may be filled at any time and from time to time by the remaining directors.

          The successors of the first board of directors shall be elected at the annual meeting of the shareholders to be held on the date and at the time provided in the bylaws. The directors shall hold office for one year, or until they are removed or their successors shall have been duly elected and qualified, as provided in the bylaws.

          The board of directors shall elect or appoint a president, a secretary, as treasurer, a resident agent, and such other officers or agents for the administration of the business of the Corporation as it shall from time to time determine. Such persons need not be shareholders of the Corporation nor members of the board of directors.


                                   ARTICLE 5

          DIRECTORS' CONTRACTS. No contract or other transaction between this Corporation and one or more of its directors or any other person, partnership, corporation, firm, association, or entity in which one or more of this Corporation's directors are directors or officers or are financially interested, shall be either void or voidable because of such relationship or interest, or because such director or directors are present at the meeting of the board of directors, or a committee thereof, which authorizes, approves, or ratifies such contract or transaction, or because his or their votes are counted for such purpose, and each such director of this Corporation is hereby released from liability which might otherwise exist from such contract if: (a) the committee which authorizes, approves, or ratifies the contract or transaction; (b) the contract or transaction is approved by sufficient vote or consent without counting the votes or consents of such interested director; (c) the fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve, or ratify such contract or transaction by vote or written consent; or (d) the contract or transaction is fair or reasonable to the corporation. If the fact of such relationship or interest is known, then the common or interested directors may be counted in determining the presence of a quorum at the meeting of the board of directors or committee thereof which authorizes, approves, or ratifies such contract or transaction.


                                      ARTICLE 6

          LIMITED LIABILITY OF OFFICERS AND DIRECTORS. No officer or director of the Corporation shall be liable to the corporation or its shareholders for damages for breach of fiduciary duty as a director or officer other than: (a) acts or omissions which involve intentional misconduct, fraud, or a knowing violation of the law; or (b) the payment of dividends in violation of NRS
Section 78.300.

          The Corporation may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee, or agent, or arising of his status as such, whether or not the Corporation has the authority to indemnify him against such liability or expenses.

          The Corporation shall indemnify all of its officers and directors, past, present and future, against any and all expenses incurred by them and each of them, including, but not limited to, legal fees, judgments, and penalties which may be incurred, rendered or levied in any legal action or administrative proceeding brought against them for any act or omission alleged to have been committed while acting within the scope of their duties as officers or directors of the Corporation. The expenses of officers and directors incurred in defending any legal action or administrative proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action or proceeding upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that he/she is not entitled to be indemnified by the corporation. Such right of indemnification shall not be exclusive of any other rights of indemnification which the officers and directors may have or hereafter acquire. Without limitation of the foregoing, the board of directors may adopt bylaws from time to time to provide the fullest indemnification permitted by the laws of the State of Nevada.


                                      ARTICLE 7

          ASSESSMENTS. To the extent permitted by law, the private property of each and every shareholder, officer, and director of the corporation, real or personal, tangible or intangible, now owned or hereafter acquired by any of them, is and shall be forever exempt from all debts and obligations of the Corporation of any kind whatsoever. No paid-up stock and no stock issued as fully paid-up shall be subject to any assessment to pay any debt of the Corporation.

                                      ARTICLE 8

          NO PREEMPTIVE RIGHTS. Except as may otherwise be provided by the board of directors of the Corporation, no holder of any shares of the stock of the Corporation shall have any preemptive right to purchase, subscribe for , or otherwise acquire any shares of stock of the Corporation of any class now or hereafter authorized, or any securities exchangeable for or convertible into any such shares, or any warrants or other instruments evidencing rights or options to subscribe for, purchase, or otherwise acquire such shares.

                                      ARTICLE 9

          NO CUMULATIVE VOTING. Election of directors of the corporation shall be by majority vote of the shareholders. There shall be no cumulative voting.

                                      ARTICLE 10

          INCORPORATOR. The name and address of the incorporator executing these articles of incorporation is as follows:

          NAME                ADDRESS
          ----                -------
          James P. Greene     6060 West Elton Avenue, Suite A
                              Las Vegas, Nevada 89107

                                     ARTICLE 11

          AMENDMENT. These articles of incorporation may be amended by the affirmative vote of a majority of the shares entitles to vote on each such amendment.

          IN WITNESS WHEREOF, the undersigned incorporator has executed these articles of incorporation on this 7th day of October, 1996.


                              /s/ James P. Greene
                              --------------------------------
                              JAMES P. GREENE



STATE OF NEVADA      )
                     ) ss:
COUNTY OF CLARK      )

     On this 7th day of October, 1996, before me personally appeared JAMES P. GREENE, who acknowledged to me that he executed the above articles of incorporation.


                              /s/ Romona F. Shaw
                              --------------------------------
                              NOTARY PUBLIC

                             CERTIFICATE OF ACCEPTANCE
                          OF APPOINTMENT BY RESIDENT AGENT

     In the matter of CYBERWIN, INC., ROBERT L. BOLICK, ESQ., of the law firm of Robert L. Bolick, Ltd., with an address of 6060 West Elton Avenue, Suite A, Las Vegas, Clark County, Nevada 89107, hereby accepts the appointment as Resident agent of the above-entitled corporation in accordance with NRS 78.090.

     Furthermore, the mailing address for the above-registered office is 6060 West Elton Avenue, Suite A, Las Vegas, Nevada 89107.

     IN WITNESS WHEREOF, I hereunto set my hand this 7th day of October, 1996.


                              By /s/ Robert L. Bolick
                                 ----------------------
                                  ROBERT L. BOLICK,
                                  Resident Agent

[SEAL]
PHONE: (503) ???-?200
  FAX: (503) 870-4381                                        ARTICLES OF MERGER
-------------------------------------------------------------------------------
Secretary of State      Check the appropriate box below:             For office
Corporation Division    /X/ BUSINESS/PROFESSIONAL/NONPROFIT            use only
258 Capitol St. NE,          CORPORATION
Suite 151                   (Complete only 1, 2, 3, 4, 10, 11)         FILED
Salem, OR 97310-1327                                                OCT 23 1996
                        / / FOR PARENT AND 90% OWNED SUBSIDIARY    Secretary of
                            WITHOUT SHAREHOLDER APPROVAL               State
                            (Complete only 5, 6, 7, 8, 9, 10, 11)

Regulatory Number:  079020-18
                   -----------

Attach Additional Sheet If Necessary
Please Type or Print Legibly in Black Ink:
-------------------------------------------------------------------------------
              BUSINESS/PROFESSIONAL/NONPROFIT CORPORATION ONLY

1)  NAMES OF THE CORPORATIONS PROPOSING TO MERGE

    A.   CYBERWIN, INC. (AN OREGON CORPORATION)
        -----------------------------------------------------------------------

    B.   CYBERWIN, INC. (A NEVADA CORPORATION)
        -----------------------------------------------------------------------

2)  NAME OF THE SURVIVING CORPORATION   CYBERWIN INC. (A NEVADA CORPORATION)
                                      -----------------------------------------
    / / Check here if there is a name change in this plan of merger.

3)  A COPY OF THE MERGER PLAN IS ATTACHED.

4)  CHECK THE APPROPRIATE STATEMENTS FOR CORPORATION A AND CORPORATION B BELOW.

                                 CORPORATION A

/ / Shareholder/membership approval was not required. The plan was approved by a sufficient vote of the board of directors.

/X/  Shareholder/membership approval was required. The vote was as follows:

If Corporation A is a business/professional corporation:

-------------------------------------------------------------------------------
    Class or      Number of votes    Number of votes cast   Number of votes cast
series of shares  ??? to be cast              FOR                  AGAINST
-------------------------------------------------------------------------------
COMMON                335,855               235,021                 1,000
-------------------------------------------------------------------------------

If Corporation A is a nonprofit corporation:

---------------------------------------------------------------------------------------
   Class(es)      Number of members   Number of votes  Number of votes  Number of votes
entitled to vote     ??? to vote      ??? to be cast      cast FOR       cast AGAINST
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

                                 CORPORATION B

/X/ Shareholder/membership approval was not required. The plan was approved by a sufficient vote of the board of directors.

/ /  Shareholder/membership approval was required. The vote was as follows:

If Corporation B is a business/professional corporation:

-------------------------------------------------------------------------------
    Class or      Number of votes    Number of votes cast   Number of votes cast
series of shares  ??? to be cast              FOR                  AGAINST
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

If Corporation B is a nonprofit corporation:

---------------------------------------------------------------------------------------
   Class(es)      Number of members   Number of votes  Number of votes  Number of votes
entitled to vote     ??? to vote      ??? to be cast      cast FOR       cast AGAINST
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
         FOR PARENT AND 90% OWNED SUBSIDIARY WITHOUT SHAREHOLDER APPROVAL

5)  NAME OF PARENT CORPORATION
                               ------------------------------------------------

    Oregon Registry Number
                           ----------------------------------------------------

6)  NAME OF SUBSIDIARY CORPORATION
                                   --------------------------------------------

    Oregon Registry Number
                           ----------------------------------------------------

7)  NAME OF SURVIVING CORPORATION
                                  ---------------------------------------------

8)  COPY OF PLAN

/ / A copy of the plan of merger setting forth the manner and basis of converting shares of the subsidiary into shares, obligations, or other securities of the parent corporation or any other corporation or into cash or other property is attached.

9)  CHECK THE APPROPRIATE BOX

/ /  A copy of the plan of merger or summary was mailed to each shareholder
     of record of the subsidiary corporation on or before               19   .
                                                          -------------   ---

/ / The mailing of a copy of the plan or summary was waived by all outstanding shares.

-------------------------------------------------------------------------------

10) EXECUTION

    PRINTED NAME             SIGNATURE                        TITLE

   Donald E. Wright          /s/ Donald E. Wright              President
-------------------------------------------------------------------------------
11) CONTACT NAME                        DAYTIME PHONE NUMBER

   James Green Esq.                     (702) 870 6060
-------------------------------         ---------------------------------------


                                                         ----------------------
                                                                  FEES
                                                           Make checks for $18
                                                               payable to
                                                         "Corporation Division"
                                                           ------------------
                                                         NOTE: Filing cost
                                                         may be paid with
                                                         VISA or MasterCard.
                                                         The card number and
                                                         expiration date should
                                                         be ???????????? on a
                                                         separate sheet for your
                                                         protection.







                                                         ----------------------

Registry Number
  C21213-96
---------------                                                   [STAMP]

                         CERTIFICATE OF AMENDMENT
                       OF ARTICLES OF INCORPORATION
                         (AFTER ISSUANCE OF STOCK)


                              CYBERWIN, INC.



     We the undersigned Donald Wright, President, and James Brewer, Secretary, of Cyberwin, Inc. do hereby certify:

     That the Board of Directors of said corporation at a meeting duly convened, held on the 13th day of January, 1997, adopted a resolution to amend the original articles as follows:

     Article 1 is hereby amended to read as follows:

          The name of the corporation shall be Pixieland Corporation.

     The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 11,935,555; that the said change(s) and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.


                                              Donald Wright
                                              -------------------------------
                                              Donald Wright, President


                                              James Brewer
                                              -------------------------------
                                              James Brewer, Secretary


State of California   )
                      ) ss.
County of Orange      )

     On May 1, 1997, personally appeared before me, Notary Public, Donald Wright, who acknowledged that they executed the above instrument.



                                                    Beth Nelson
                                           ----------------------------------
(NOTARY STAMP OR SEAL)                             Signature of Notary

Registry Number
  C21213-96
---------------

                           CERTIFICATE OF AMENDMENT
                         OF ARTICLES OF INCORPORATION
                          (AFTER ISSUANCE OF STOCK)
                            PIXIELAND CORPORATION


     We the undersigned Alain de la Motte, President, and James McKenzie, Secretary, of Pixieland Corporation, do hereby certify:

     That the Board of Directors of said corporation by unanimous consent action without a meeting pursuant to NRS 78.315 on July 29, 1997, adopted resolutions to amend the original articles as follows:

     ARTICLE 1 IS HEREBY AMENDED TO READ AS FOLLOWS:

          The name of the corporation is Integrated Food Resources, Inc.. The purpose of the corporation shall be to engage in any lawful activity and any activities necessary, convenient or desirable to accomplish such purposes, not forbidden by law or these articles of incorporation.

     ARTICLES 3 IS HEREBY AMENDED TO READ AS FOLLOWS:

          The authorized capital of the corporation shall consist of 50,000,000 shares of common stock, par value $0.001 per share and 10,000,000 shares of preferred stock, par value $0.001 per share. The directors of the corporation shall have the authority, without any further approval of the shareholders, to establish the voting powers, designations, preferences, limitations, restrictions and relative rights of any class or series of common stock or preferred stock. The consideration for the issuance of any shares of capital stock may be paid, in whole or in part, in money, services or other thing of value. The judgment of the directors as to the value of the consideration for the shares shall be conclusive. When the payment of the consideration for the shares has been received by the corporation, such shares shall be deemed fully paid and nonassessable.

     The number of shares of common stock of the corporation outstanding and entitled to vote on the amendments to the Articles of Incorporation is 4,335,855; that the said changes and amendments have been consented to and approved by the majority of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.


                                            Alain de la Motte, President
                                         ------------------------------------
                                         Alain de la Motte, President


                                            James McKenzie, Secretary
                                         ------------------------------------
                                         James McKenzie, Secretary

State of Oregon
County of Washington




     On September 12, 1997, personally appeared before me, a Notary Public, Alain de la Motte and James McKenzie, who acknowledged that they executed the foregoing instrument.



                                         Orrie H. Olson
                                         ------------------------------
                                         Notary Public for Oregon
                                                9-12-97
         [SEAL]

Registry Number: C21213-96

                          CERTIFICATE OF AMENDMENT
                        OF ARTICLES OF INCORPORATION
                          (AFTER ISSUANCE OF STOCK)
                       INTEGRATED FOOD RESOURCES, INC.


     We the undersigned Alain de la Motte, President, and James McKenzie, Secretary, of Pixieland Corporation, do hereby certify:

     That the Board of Directors of said corporation by unanimous consent action without a meeting pursuant to NRS 78.315 on November 18, 1997, adopted resolutions to amend the original articles as follows:

     ARTICLE 3 IS HEREBY AMENDED TO READ AS DESCRIBED IN THE ATTACHED EXHIBIT "A" WHICH IS INCORPORATED BY THIS REFERENCE.

     No shareholder approval was required for the amendments to the Articles of Incorporation since the Board of Directors have the authority to create the rights, preferences and limitations of any class of common or preferred stock.


                                           Alain de la Motte
                                           ----------------------------
                                           Alain de la Motte, President


                                           James McKenzie
                                           ----------------------------
                                           James McKenzie, Secretary


CORPORATION ACKNOWLEDGMENT

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

State of Oregon      )       On this the 25th day of November 1997, before me,
County of Washington ) ss.   Rowena I. Cole
                             --------------------------------------------------
                             the undersigned Notary Public, personally appeared

                             Alain de la Motte & James McKenzie
                             --------------------------------------------------
                             / / personally known to me
                             /X/ proved to me on the basis of satisfactory evidence to be the person(s) who executed the within instrument as President & Secretary
                                                  -----------------------------
                             or on behalf of the corporation therein named, and acknowledged to me that the corporation executed it.

     [SEAL]                  WITNESS my hand and official seal.

                             Rowena I. Cole
                             --------------------------------------------------
                             Notary's Signature

-------------------------------------------------------------------------------
   ATTENTION NOTARY: Although the information requested below is OPTIONAL, it could prevent fraudulent attachment of this certificate to another document.

                     Title or Type of Document Certificate of Amend of Article
THIS CERTIFICATE                               of Incorp.
MUST BE ATTACHED                               --------------------------------
TO THE DOCUMENT      Number of Pages  7   Date of Document  11/18/97
DESCRIBED AT RIGHT:                  ---                   --------------------
                     Signer(s) Other Than Named Above   NONE
                                                      -------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

       3.1    ISSUANCE OF COMMON AND PREFERRED STOCK IN SERIES

       The Common Stock and Preferred Stock may be issued from time to time in one or more series, the shares of each series to have such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as are stated and expressed herein or in the resolution or resolutions providing for the issue of such series adopted by the board of directors.

              3.1.1  DIVIDENDS

              Subject to any preferential rights granted for any series of Preferred Stock, the holders of shares of the Common Stock shall be entitled to receive dividends out of the funds of the corporation legally available therefor at the rate and at the time or times, whether cumulative or noncumulative, as may be provided by the board of directors. The holders of shares of the Preferred Stock shall be entitled to receive dividends to the extent provided herein or by the board of directors in designating the particular series of Preferred Stock. The holders of shares of the Common Stock shall not be entitled to receive any dividends thereon other than the dividends referred to in this section.

              3.1.2  VOTING

              To the extent provided herein or by resolution or resolutions of the board of directors providing for the issue of a class or series of Common Stock or Preferred Stock, the holders of each such class or series shall have the right to vote for the election of members of the board of directors of the corporation and the right to vote on all other matters, except those matters as to which Nevada law or these Articles provide for a separate vote.

              3.1.3  ISSUANCE OF SHARES

              The corporation may from time to time issue any authorized and unissued shares of Common Stock or Preferred Stock for such consideration as may be fixed from time to time by the board of directors, without action by the shareholders. The board of directors may provide for payment therefor to be received by the corporation in cash, property, services or such other consideration as is approved by the board of directors. Any and all such shares of Common Stock or Preferred Stock, the issuance of which has been so authorized, and for which consideration so fixed by the board of directors has been paid or delivered, shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon.

       3.2    DESIGNATION OF CLASS A COMMON STOCK AND CLASS B
              COMMON STOCK

              3.2.1  DESIGNATION

              The series of Class A Common Stock, consisting of up to 50,000,000 shares, and the series of Class B Common Stock, consisting of up to 50,000,000 shall be designated herein as the "Class A Common Stock" and the "Class B Common Stock", respectively. The Class A Common


Page 1                         EXHIBIT "A"

Stock and the Class B Common Stock are sometimes collectively referred to herein as "Common Stock". The powers, preferences, rights and qualifications, limitations and restrictions of the Common Stock are as follows:

              3.2.2  DIVIDENDS

              Dividends shall be declared and set aside for any shares of the Common Stock only upon resolution of the Board of Directors.

              3.2.3  LIQUIDATION RIGHTS

              Upon the voluntary or involuntary dissolution, liquidation or winding up of the corporation, the assets available for distribution to the Common Stock shall be distributed as follows: subject to payment in full of any Preferred Stock liquidation amount and any other preferred rights granted, the holders of Common Stock shall be entitled to receive $1.00 (appropriately adjusted for any stock dividend, split or combination of such Common Stock) for each outstanding share of Common Stock held by them (the "Common Stock Liquidation Amount"). If upon the occurrence of such event, the assets of the corporation shall be insufficient to permit the payment of the full Common Stock Liquidation Amount, then the assets of the corporation available for distribution shall be distributed ratably among the holders of the Common Stock in the same proportions as the aggregate of the Common Stock Liquidation Amount each such holder would otherwise be entitled to receive bears to the total Common Stock Liquidation Amount that would otherwise be payable to all such holders, and no further distribution to other shareholders of the corporation shall be made.

              3.2.4  VOTING POWER

              Each holder of Class A Common Stock shall be entitled to one vote for each share of Common Stock held at the record date for the determination of Common Stockholders entitled to vote on such matter or, if no such record date is established, at the date on which notice of the meeting of shareholders at which the vote is to be taken is marked, or the date any written consent of shareholders is solicited if the vote is not to be taken at a meeting. Class B Common Stock shall carry no voting power.

       3.3    DESIGNATION OF SERIES A CONVERTIBLE PREFERRED STOCK

              3.3.1 DESIGNATIONS

              The series of Series A Convertible Preferred Stock, consisting of 6,667 shares, authorized herein, shall be designated herein as the "Series A Stock." The powers, preferences and rights and the qualifications, limitations and restrictions of the Series A Stock are as follows:


Page 2                         EXHIBIT "A"

              3.3.2  DIVIDENDS

              Dividends shall be declared and set aside for any shares of the Series A Stock in the same manner as the Common Stock.

              3.3.3  LIQUIDATION RIGHTS

              Upon the voluntary or involuntary dissolution, liquidation or winding up of the corporation, the assets of the corporation available for distribution to its shareholders shall be distributed in the order and amounts described in Section 3.3.8.

              3.3.4  VOTING POWER

              Each holder of Series A Stock shall be entitled to vote on all matters and shall be entitled to that number of votes equal to the largest number of whole shares of Common Stock into which such holder's shares of Series A Stock could be converted at the record date for the determination of shareholders entitled to vote on such matter or, if no such record date is established, at the date on which notice of the meeting of shareholders at which the vote is to be taken is mailed, or the date any written consent of shareholders is solicited if the vote is not to be taken at a meeting. Except as otherwise expressly provided by the Nevada Business Corporation Act, the holders of shares of Series A Stock, any other series of Preferred Stock, and Common Stock shall vote together as a single class on all matters.

              3.3.5  CONVERSION RIGHTS

              The holders of the Series A Stock shall have the following rights with respect to the conversion of Series A Stock into shares of Common Stock:

              a.     GENERAL.

                     (i) VOLUNTARY CONVERSION. Shares of the Series A Stock may, at the option of the holder, be converted at any time into such number of fully paid and nonassessable shares of Common Stock as are equal to the product obtained by multiplying the Series A Conversion Rate (determined under Section 3.3.5b) by the number of shares of Series A Stock being converted.

                     (ii) MANDATORY CONVERSION. Each share of Series A Stock shall be converted automatically, without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the corporation or its transfer agent for the Common Stock, into the number of shares of Common Stock into which such Series A Stock is convertible pursuant to Section 3.3.5a(i) upon the earlier of, (A) immediately prior to the closing of a firmly underwritten, public offering by the corporation of its Common Stock, registered under the Securities Act of 1933, as amended, or (B) upon the demand of the corporation upon thirty (30) day's written notice.

              b. CONVERSION RATE. The conversion rate for Series A Stock in effect at any time (the "Series A Conversion Rate") shall equal $2.00 divided by the Series A Conversion Price, calculated as provided in Section 3.3.5c.

              c. CONVERSION PRICE. The conversion price for Series A Stock shall initially be $1.00 (the "Series A Conversion Price"). The Series A Conversion Price shall be adjusted from time to time in accordance with Section 3.3.5d.

              d. CAPITAL REORGANIZATION OR RECLASSIFICATION. If the Common Stock issuable upon the conversion of the Series A Stock shall be changed into the same or different number of shares of any class or classes of stock of the corporation, whether by capital reorganization, reclassification or otherwise (other than an Extraordinary Common Stock Event provided for in Section 3.3.5d(I), then and in each such event the holders of each share of Series A Stock shall have the right thereafter to convert such shares into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by holders of the number of shares of Common Stock into which such share of Series A Stock have been converted immediately prior to such reorganization, reclassification or change, all subject to adjustment as provided herein.

              e. ACCOUNTANT'S CERTIFICATE AS TO ADJUSTMENTS; NOTICE BY THE CORPORATION. In each case of an adjustment or readjustment of the Series A Conversion Rate, the corporation at its expense will furnish each holder of Series A Stock with a certificate, prepared by independent public accountants of recognized standing if so required by such holder, showing such adjustment or readjustment and stating in detail the facts upon which such adjustment or readjustment is based.

              f. EXERCISE OF CONVERSION PRIVILEGE. To exercise its conversion privilege, each holder of Series A Stock shall surrender the certificate or certificates representing the shares being converted to the corporation at its principal office, and shall give written notice to the corporation at that office that such holder elects to convert such shares. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock issuable upon such conversion shall be issued. The certificate or certificates for shares of Series A Stock surrendered for conversion shall be accompanied by proper assignment thereof to the corporation or in blank. The date when such written notice is received by the corporation, together with the certificate or certificates representing the shares of Series A Stock being converted, shall be the "Series A Conversion Date." As promptly as practicable after the Series A Conversion Date, the corporation shall issue and shall deliver to the holder of the shares of Series A Stock being converted, or on its written order such certificate or certificates as it may request for the number of whole shares of Common Stock issuable upon the conversion of such shares of Series A Stock in accordance with the provisions of this Section 3.3.5, cash in the amount of all declared and unpaid dividends on such shares of Series A Stock up to and including the Series A Conversion Date, and cash, as provided in Section 3.3.5g, in respect of any fraction of a share of Common Stock issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Series A Conversion Date, and at such time the rights of the holder as holder of the converted shares of Series A Stock shall cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

              g. CASH IN LIEU OF FRACTIONAL SHARES. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon the conversion of shares of Series A Stock, but the corporation shall pay to the holder of such shares a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the market price per share of the Common Stock (as determined in a reasonable manner prescribed by the board of directors) at the close of business on the Series A Conversion Date. The determination as to whether or not any fractional shares are issuable shall be based upon the total number of shares of Series A Stock being converted at any one time by any holder thereof, not upon each share of Series A Stock being converted.

              h. PARTIAL CONVERSION. In the event some but not all of the shares of Series A Stock represented by a certificate or certificates surrendered by a holder are converted, the corporation shall execute and deliver to or on the order of the holder, at the expense of the corporation, a new certificate representing the shares of Series A Stock that were not converted.

              I. RESERVATION OF COMMON STOCK. The corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Stock and, if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Stock, the corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

              j. NO IMPAIRMENT. The corporation will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 3.4 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series A Stock against impairment.

              3.3.6  REISSUANCE OF STOCK

              No share or shares of Series A Stock redeemed, converted, purchased or otherwise acquired by the corporation shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the corporation shall be authorized to issue. The corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of the Series A Stock accordingly.

              3.3.7 REDEMPTION

              The corporation shall not have the right to call for redemption of all or any part of the Series A Stock. However, the corporation shall have the right to purchase shares of Series A Stock pursuant to agreements within the holders thereof when such purchases are approved by the board of directors.

              3.3.8  LIQUIDATION RIGHTS

              Upon the voluntary or involuntary dissolution, liquidation or winding up of the corporation, the assets of the corporation available for distribution to its shareholders shall be distributed in the following order and amounts:

              a.     GENERAL.

                     (i) SERIES A STOCK. Second, the holders of shares of Series A Stock shall be entitled to receive $1.00 (appropriately adjusted for any stock dividend, split or combination of such Series A Stock) for each outstanding share of Series A Stock held by them plus any declared but unpaid dividends per share on such outstanding shares of Series A Stock (the "Series A Liquidation Amount"). If upon the occurrence of such event the assets of the corporation shall be insufficient to permit the payment of the full Series A Liquidation Amount, then the assets of the corporation available for distribution shall be distributed ratably among the holders of the Series Stock in the same proportions as the aggregate of the Series A Liquidation Amount each such holder would otherwise be entitled to receive bears to the total Series A Liquidation Amount that would otherwise be payable to all such holders, and no distribution to other shareholders of the corporation shall be made. Upon the completion of the distribution of the full Series A Liquidation Amount, if assets remain in the corporation, such remaining assets shall be distributed as set forth in Sections 3.3.8a(ii) and 3.3.8a(iii).

                     (ii) COMMON STOCK. Second, subject to payment in full of the Series A Liquidation Amount, the holders of shares of Class A Common Stock shall be entitled to receive $1.00, appropriately adjusted for any stock dividend, split or combination of such Common Stock for each outstanding share of Common Stock held by them (the "Class A Common Stock Liquidation Amount"). After payment of the Class A Common Stock Liquidation Amount, the holder of Class B Common Stock shall be entitled to receive $1.00, appropriately adjusted for any stock dividend, split or combination of such Common Stock for each outstanding share of Common Stock held by them. If upon the occurrence of such event, the assets of the corporation shall be insufficient to permit the payment of the full Common Stock Liquidation Amount, then the assets of the corporation available for distribution shall be distributed ratably among the holders of the Common Stock in the same proportions as the aggregate of the Common Stock Liquidation Amount each such holder would otherwise be entitled to receive bears to the total Common Stock Liquidation Amount that would otherwise be payable to all such holders, and no further distribution to other shareholders of the corporation shall be made. Upon the completion of the preferential rights granted for any subsequent series of Preferred Stock and the full Common Stock Liquidation Amount, if assets remain in the corporation, such remaining assets shall be distributed as set forth in Section

3.3.8a(iii).

                     (iii) PARTICIPATION. Finally, subject to the payment in full of Series A Liquidation Amount, any other preferred rights granted for any subsequent series of Preferred Stock, and the payment in full or the Common Stock Liquidation Amount as provided in Section 3.3.8a(ii), if assets remain in the corporation, such remaining assets shall be distributed to the holders of shares of Common Stock together, who shall each be entitled to receive their Pro Rata Amount; PROVIDED, that the rights of the holders of shares of Common Stock are subject to any preferential rights granted for any subsequent series of Preferred Stock. "Pro Rata Amount" means that portion of remaining assets to which a group would be entitled based on its percentage of the number of shares of Common Stock outstanding and the number of shares of Common Stock into which the outstanding shares of Series B Stock could then be converted.

              b. TREATMENT OF SALES OF ASSETS OR ACQUISITIONS. The sale of all or substantially all of the assets of the corporation or the acquisition of the corporation by another entity by means of merger, consolidation or otherwise, resulting in the exchange of the outstanding shares of the corporation for securities of or consideration issued, or caused to be issued, by the acquiring entity or any of its affiliates, shall be regarded as a liquidation within the meaning of this Section 3.3.8.

              c. DISTRIBUTIONS OTHER THAN CASH. Whenever the distribution provided for in this Section 3.3.8 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the board of directors.